                                                                   Exhibit 99.12

RECEIVED FROM JADEON, INC., hereinafter referred to as Lessee, The sum of ($_________ dollars) Evidenced by _____, as a deposit which shall belong to Lessor and shall be applied as follows:

Rent for The period from June 5 To June 30 ..................   $1,430.00     $_______   $_______
Security deposit (not applicable toward last month's rent) ..   $on account   $_______   $_______
Other .......................................................   $________     $_______   $_______
TOTAL .......................................................   $1,430,00     $_______   $_______

In the event this Lease is not accepted by the Lessor within 0 days, the total deposit received will be refunded

     Lessee offers to Lease from Lessor the premises situated in the City of San Francisco, County of San Francisco, State of California, Described as Suite 2G, 329 Bryant Street, upon the following terms and conditions:

     1.   TERM: The term will commence on JUNE 5, 2003 and end on AUGUST 31,
          2004

     2. RENT: The total rent will be $XXXXX payable as follows SEE ADDENDUM NUMBER ONE, EXHIBIT A
          All rents will be paid to Lessor or his/her authorized agent, at the following address: 329 BRYANT STREET, SUITE 2B SAN FRANCISCO, CALIFORNIA. or at such other places as may be designated by Lessor from time to time. In the event rent is not paid WITHIN FIVE DAYS after the due date, Lessee agrees to pay A LATE CHARGE of $50.00_ plus interest at 10__% per annum on the delinquent amount. Lessee further agrees to pay $25.00_for each dishonored bank check. The late charge period is NOT a grace period, and Lessor in entitled to make written demand for any rent if not paid when due.

     3. USE: The premises are to be used for the operation of OFFICE, and for no other purpose, without prior written consent of Lessor. Lessee will not commit any waste upon the premises, or any nuisance or act which may disturb the quite enjoyment of any tenant in the building.

     4. USES PROHIBITED: Lessee will not use any portion of the premises for purposes other than those specified. No use will be made or permitted be made upon the premises, nor acts done, which will increase the existing rate of insurance upon the property, or cause cancellation of insurance policies covering the property. Lessee will not conduct or permit any sale by auction on the premises.

     5. ASSIGNMENT AND SUBLETTING: Lessee will not assign this Lease or sublet any portion of the premises without prior written consent Lessor, which will not be unreasonably withheld. Any such assignment or subletting without consent will be void and, at the option of the Lessor, will terminate this Lease.

     6. ORDINANCES AND STATUTES: Lessee will comply with all statutes, ordinances, and requirements of all municipal, state and federal authorities now in force, or which may later be in force, regarding the use of the premises. The commencement or pendency of any state or federal abatement proceeding affecting the use of the premises will, at the option of the Lessor, be deemed a breach of this Lease.

     7. MAINTENANCE, REPAIRS, ALTERATIONS: Unless otherwise indicated, Lessee acknowledges that the premises are in good order and repair. Lessee shall, at his/her own expense, maintain the premises in a good and safe condition. The premises will be surrendered, at termination of the Lease, in as good condition as received, normal wear and tear excepted. Except the following which will be maintained by Lessor: roof, exterior walls, structural foundations (including any retrofitting required by governmental authorities) and; nothing else. Lessee will also maintain in good condition property adjacent to the premises, such as sidewalks, driveways, lawns, and shrubbery, which otherwise be maintained by Lessor. No improvement or alteration of the premises will be made without the prior written consent of the Lessor. Prior to the commencement of any substantial repair, improvement, or alteration, Lessee will give Lessor at least TWO (2) DAYS WRITTEN NOTICE in order that Lessor may post appropriate notices to avoid any liability for liens.

     8. ENTRY AND INSPECTION: Lessee will permit Lessor or Lessor's agents to enter the premises at reasonable times and upon reasonable notice for the purpose of inspecting the premises, and will permit Lessor, at any time WITHIN SIXTY (60) DAYS prior to the expiration of this Lease, to place upon the premises any usual "For Lease" signs, and permit persons desiring to lease the premises to inspect the premises at reasonable times.

     9. INDEMNIFICATION OF LESSOR: Lessor will not be liable for any damage or injury to Lessee, or any other person, or to any property, occurring on the premises, Lessee agrees to hold Lessor harmless from any claims for damages rising out of Lessee's use of the premises, and to indemnify Lessor for any expense incurred by Lessor in defending any such claims.

     10. POSSESSION: If Lessor is unable to deliver possession of the premises at the commencement date set forth above, Lessor will not be liable for any damage caused by the delay, nor will this Lease be void or voidable, but Lessee will not be liable for any rent until possession is delivered. Lease may terminate this Lease if possession is not delivered within 7 days of the commencement term in Item 1.

     11. LESSEE'S INSURANCE: Lessee, at his/her expense, will maintain public liability, and property damage insurance insuring Lessee and Lessor with minimum coverage as follows:

          ONE MILLION DOLLARS PUBLIC LIABILITY.

          Lessee will provide Lessor with a Certificate of Insurance showing Lessor as additional insured. The policy will require TEN (10) DAY'S WRITTEN NOTICE TO LESSOR PRIOR TO CANCELLATION OR MATERIAL CHANGE OF COVERAGE.

     12. LESSOR'S INSURANCE: Lessor will maintain hazard insurance covering one hundred percent (100%) actual cash value of the improvements throughout the Lease term. Lessor's insurance will not insure Lessee's personal property, leasehold improvements, or trade fixtures.

     13. SUBROGATION: To the maximum extent permitted by insurance policies which may be owned by the parties, Lessor and Lessee waive any and all rights of subrogation which might otherwise exist.

     14. UTILITIES: Lessee agrees that he/she will be responsible for the payment of electricity, JANITORAL SERVICES TO BE PAID BY LESSEE

     15. SIGNS: Lessee will not place, maintain, nor permit any sign or awning on any exterior door, wall, or window of the premises without the express written consent of Lessor, which will not be unreasonably withheld.

     16. ABANDONMENT OF PREMISES: Lessee will not vacate or abandon the premises at any time during the term of this Lease. If Lessee does abandon or vacate the premises, or is dispossessed by process of law, or otherwise, any personal property belonging to Lessee left on the premises will be deemed to be abandoned, at the option of Lessor.

     17. CONDEMNATION: If any part of the premises is condemned for public use, and a part remains which is susceptible of occupation by Lessee, this Lease will, as to the part taken, terminate as of the date the condemnor acquires possession. Lessee will be required to pay such proportion of the rent for the remaining term as the value of the premises remaining bears to the total value of premises at the date of condemnation; provided, however, that Lessor may at his/her option, terminate this Lease as of the date the condemnor acquires possession. In the event that the premises are condemned in whole, or the remainder is not susceptible for use by the Lessee, this Lease will terminate upon the date which the condemnor acquires possession. All sums which may be payable on account of any condemnation will belong solely to the Lessor; except that Lessee will be entitled to retain any amount awarded to him/her for his/her trade fixtures or moving expenses.

     18. TRADE FIXTURES: Any and all improvements made to the premises during the term will belong to the Lessor, except trade fixtures of the Lessee. Lessee may, upon termination, remove all his/her trade fixtures, but will pay for all costs necessary to repair any damage to the premise occasioned by the removal.

     19. DESTRUCTION OF PREMISES: In the event of a partial destruction of the premises during the term, from any cause. Lessor will promptly repair the premises, provided that such repairs can be reasonably made WITHIN SIXTY (60) DAYS. Such partial destruction will not terminate this Lease, except that Lessee will be entitled to a proportion reduction of rent while such repairs are being made, based upon the extent to which the which the making of such repairs interferes with the business of Lessee on the premises. If the repairs cannot be made WITHIN SIXTY (60) DAYS, this Lease may be terminated at the option of either party by giving written notice to the other party WITHIN THE SIXTY (60) DAY PERIOD.

     20. HAZARDOUS MATERIALS: Lessee will not use, store, or dispose of any hazardous substances upon the premises, except the use and storage of such substances that are customarily used in Lessee's business, and are in compliance with all environmental laws. Hazardous substances means any hazardous waste, substance or toxic materials regulated under any environmental laws or regulations applicable to the property. Lessee will be responsible for the cost of removal of any toxic contamination caused by lessee's use of the premises.

     21. INSOLVENCY: The appointment of a receiver, an assignment for the benefits of creditors, or the filling of a petition in bankruptcy by or against Lessee, will constitute a breach of this Lease by Lessee.

     22. DEFAULT. In the event of any breach of this Lease by Lessee, Lessor may, at his/her option, terminate the Lease and recover from Lessee:
          (a) the worth at the time of award of the unpaid rent which had been earned at the time of termination; (b) the worth at the time of award of the by which the unpaid rent which would have been earned after termination until the time of the award exceeds the amount of such rental the Lessee proves could have been reasonably avoided; (c) the worth at the time of award of the amount by which the unpaid rent for the balance of the term after the time of award exceeds the amount of such rental loss that the Lessee proves could be reasonably avoided; and (d) any other amount necessary to compensate Lessor for all the detriment proximately caused by the Lessee's failure to perform his/her obligations under the Lease or which in the ordinary course of things would be likely to result therefrom.

          Lessor may, in the alternative, continue this Lease in effect, as long as Lessor does not terminate Lessee's right to possession, and Lessor may enforce all of Lessor's rights and remedies under the Lease, including the right to recover the rent as it becomes due under the Lease. If said breach of Lease continues, Lessor may, at any time thereafter, elect to terminate the Lease. These provisions will not limit any other rights or remedies which Lessor may have.

     23. SECURITY: The security deposit will secure the performance of the Lessee's obligations. Lessor may, but will not be obligated to, apply all or positions of the deposit on account of Lessee's obligations. Any balance remaining upon termination will be returned to Lessee. Lessee will not have the right to apply the security deposit in payment of the last month's rent.

     24. DEPOSIT REFUND: The balance of all deposits will be refunded within three weeks (or as otherwise required by law), from date possession is delivered to Lessor or his/her authorised agent, together with a statement showing any charges made against the deposits by Lessor.

     25. ATTORNEY FEES: In any action or proceeding involving a dispute between Lessor and Lessee arising out of this Lease, the prevailing party will be entitled to a reasonable attorney fees.

     26. WAIVER: No failure of Lessor to enforce any term of this Lease will be deemed to be a waiver.

     27. NOTICES: Any notice which either party may or is required to give, will be given by mailing the notice, postage prepaid, to Lessee at the premises, or to Lessor at the address shown in Item 2, or at such other places as may be designated in writing by the parties from time to time. Notice will be effective five days after mailing, or on personal delivery, or when receipt is acknowledged in writing.

     29.  TIME: Time is of the essence of this Lease.

     SO, HEIRS, ASSIGNS, SUCCESSORS: This Lease is binding upon and insures to the benefit of the heirs, assigns, and successors of the parties.

     34. AMERICANS WITH DISABILITIES ACT: The parties are alerted to the existence of the Americans With Disabilities Act, which may require costly structural modifications. The parties are advised to consult with a professional familiar with the requirements of the Act.

     35. LESSOR'S LIABILITY: In the event of a transfer of Lessor's title or interest to the property during the term of this Lease, Lessee agree that the grantee of such title or interest will be substituted as the Lessor under this Lease, and the original Lessor will be released of all further liability; provided, that all deposits will be transferred to the grantee.

     36.  ESTOPPEL CERTIFICATE:

     (a) On ten (10) day's prior written notice from Lessor, Lessee will execute, acknowledge, and deliver to Lessor a statement in writing: [1] certifying that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification and certifying that this Lease, as so modified, is in full force and effect), the amount of any security deposit, and the date to which the rent and other charges are paid in advance, if any; and [2] acknowledging that there are not, to Lessee's knowledge, any uncured defaults on the part of Lessor, or specifying such defaults if any are claimed. Any such statement may be conclusively relied upon by any prospective buyer or encumbrancer of the premises.

(b) At Lessor's option, Lessee's failure to deliver such statement within such time will be a material breach of this Lease or will be conclusive upon
     Lessee: [1] that this Lease is in full force and effect, without modification except as may be represented by Lessor, [2] that there are no uncured defaults in Lessor's performance; and [3] that not more than one month's rent has been paid in advance.

(c) If Lessor desires to finance, refinance, or sell the premises, or any part thereof, Lessee agrees to deliver to any lender or buyer designated by Lessor such financial statements of Lessee as may be reasonably required by such lender or buyer. All financial statements will be received by the Lessor or the lender or buyer in confidence and will be used only for the purposes set forth.

37. ENTIRE AGREEMENT: The foregoing constitutes the entire agreement between the parties and may be modified only in writing signed by all parties. The following exhibits are a part of this Lease:

Exhibit A: ADDENDUM NUMBER ONE

Exhibit B: RULES AND REGULATIONS OF BUILDING

Exhibit C: _____________________________________________________________________

The undersigned Lessee acknowledges that he/she has thoroughly read and approved each of the provisions contained in this Offer, and agrees terms and conditions specified.


Lessee /s/ Mark LeMay                   Date: 6-13-03
       ------------------------------
       dba JADEON, INC.


LESSOR /s/ Illegible                    DATE: June 6, 2003
       ------------------------------
       dba BRYANT PLACE

                                  BRYANT PLACE
        329 BRYANT STREET, SUITE 2B SAN FRANCISCO, CA 94107 415-495-8512

                           ADDENDUM TO LEASE AGREEMENT

                                  ADDENDUM ONE
                                    EXHIBIT A

          IN REFERENCE TO THE LEASE AGREEMENT BETWEEN BRYANT PLACE AND

                                  JADEON, INC.

THE FOLLOWING CONTAINS THE RENT SCHEDULE FOR THE TENANCY.

YEAR ONE....   $1,650.00 PER MONTH

                                     PARKING

                You have been allotted _________ parking spaces.

The parking fee shall be as per a separate parking contract and the cost shall be at the prevailing rate for this area, presently $___________per month, per car.

If you may require more parking spaces we will try to accommodate your needs in this regard. If space(s) is/are not needed, said space(s) shall not be sublet but shall revert back to Bryant Place.

                                  BRYANT PLACE
          329 BRYANT ST. SUITE 2B, SAN FRANCISCO, CA 94107 415.495.8512

                        RULES AND REGULATIONS OF BUILDING

                                    EXHIBIT B

1. The security deposit shall be to guarantee full and faithful performance of all of Lessee's obligations under this Lease. On the condition of such performance, at the end of the Lease term, Lessor shall refund the security deposit to the Lessee without interest. Lessor shall not be under a duty to hold said security deposit in any special account.

2. Provided that Lessee is not in default in the performance of this Lease, if Lessee desires to continue their tenancy beyond the Lease expiration date, a new Lease shall be negotiated and consummated a minimum of THREE MONTHS prior to the date of the Lease expiration. It shall be the duty of the Lessee to notify the Lessor of their intentions.

3. Lessor may use from deposits held by him such amounts as are reasonably necessary to remedy tenants defaults in the payment of rent, to repair damage caused by the tenant, to replace locks if keys are not returned at the termination of the tenant, and to clean the premises upon termination of the tenancy. If used toward rent or damages during the term of tenancy, tenant agrees to reinstate said total security deposit upon five days written notice.

4. Tenant shall not change or add locks to doors without owner's prior written consent. If owner agrees, tenant shall provide duplicate keys to said locks to the owner within 24 hours of installation.

5. Lessor may show the premises to prospective purchasers and mortgagees and, during the three months prior to termination of this Lease to prospective tenants, during business hours on reasonable notice to Lessee.

6. At the time when you move in all the light fixtures shall be in a working condition. Any replacement of light tubes and/or bulbs shall be the responsibility of the tenant.

7. Each suite has been assigned its own bathroom and it shall be the responsibility of each tenant to maintain the bathrooms in an immaculate condition.

     The herein agreement, upon its execution by both parties, is herewith made an integral part of the aforementioned lease agreement.

                               DATED June 6, 2003


/s/ Mark LeMay                          /s/ Illegible
-------------------------------------   ----------------------------------------
dba JADEON, INC.                        dba BRYANT PLACE

                                  BRYANT PLACE
        329 BRYANT STREET, SUITE 2B SAN FRANCISCO, CA 94107 415-495-8512

                                PARKING AGREEMENT

                     The following is an agreement between

                                     JADEON

and PAUL STENSLAND dba BRYANT PLACE that the above may, on a temporary basis, park one car in the parking spot designated No. 14 on the parking lay-out which is attached and marked Exhibit B1 and pertains to the premises known as Bryant place, 329 Bryant Street, San Francisco, Ca. The parking areas are "laid out" for small cars. We strive to protect the property of our clients but are not responsible for loss or damage to vehicle or contents however caused. Please lock your car.

                         The parking fee shall be sum of

                         ONE HUNDRED TWENTY FIVE DOLLARS
           per month, due and payable on the first day of each month.

                               DATED: FEB. 3, 2003


/s/ Mark LeMay                          /s/ Illegible
-------------------------------------   ----------------------------------------

                                   EXHIBIT B1

                                 Parking spaces

                                 BRYANT STREET

                                     (MAP)

                                    Parking
                                  (court herd)